Other Operating Expenses (Tables)	12 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Schedule of Other Operating Expenses

	SA Rand
Figures in million	2023	2022	2021
Social investment expenditure	208	145	126
Loss on scrapping of property, plant and equipment (a)	182	7	161
Silicosis settlement provision (b)	(183)	23	80
Loss allowance	4	22	47
Remeasurement of contingent consideration (c)	64	(61)	(127)
Income from third-party toll treatment fee (d)	—	(25)	—
Other (income)/expense – net (e)	(7)	(110)	(46)
Total other operating expenses	268	1	241

(a)    These losses arise from the derecognition of property, plant and equipment that is no longer in use. No future economic benefits are expected from the use or disposal of these assets. Refer to note 15 for further detail on the accounting policy as well as the amounts per asset category.

(b)    Refer to note 27 for details on the movement in the silicosis settlement provision.

(c)    Refer to note 29 for details on the remeasurement of the contingent consideration.

(d)    The amount relates to fees received from a third party for the treatment of ore at the Doornkop plant. Refer to note 2 for detail on the change in presentation during 2023.
(e) The 2022 year mainly comprises of insurance claim proceeds of R83 million and profit on the sale of property, plant and equipment of R24 million. There were no such transactions in the 2023 year.